Jefferies LLC Member SIPC Project Intrepid Discussion Materials April 30, 2013 / Strictly Privileged and Confidential EXHIBIT (C)(16)

Table of Contents
Executive Summary 1
North American Shale Play Dynamics 5
Overview of Selected Shale Plays 11
Barnett Shale 13
Marcellus Shale 18
Fayetteville Shale 23
Granite Wash 28
Haynesville Shale 33
Appendix
Jefferies’ Type Curves 39
i
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013

Executive Summary 1 Jefferies LLC / Strictly Privileged and Confidential / April 2013

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Executive Summary
Inergy has retained Jefferies to provide financial advice and analysis/information with respect to Crestwood’s acreage dedications from select producers, the productivity of wells in those dedications, the economic return for wells drilled in the dedicated areas and expected producer activity levels within those areas
In performing our analysis, Jefferies has focused on Crestwood’s operations in the following five shale Plays: Barnett (rich and dry), Fayetteville, Granite
Wash, Haynesville and Marcellus (rich and dry)
– Specifically, Jefferies analyzed public production data from wells in close proximity to Crestwood’s existing asset base rather than a generic analysis of the entire Play
Jefferies developed the following type curves and calculated the following single well IRRs by area:
– Barnett: three type curves developed for Crestwood’s Barnett footprint; single well IRRs of 4% - 13%
– Marcellus: three type curves developed for Crestwood’s Marcellus footprint; single well IRRs of 54% - 157%
– Fayetteville: five type curves developed for Crestwood’s Fayetteville footprint; single well IRRs of 10% - 20%
– Granite Wash: one type curve developed for Crestwood’s Granite Wash footprint; single well IRR of (3)%
– Haynesville: one type curve developed for Crestwood’s Haynesville footprint; single well IRR of 12%
Jefferies’ summary conclusions based on our comparison of production data from Crestwood’s operating areas versus Crestwood’s projections is as follows:
– The Marcellus is Crestwood’s most significant operating area, and Jefferies believes that there is upside to Crestwood’s projections, particularly due to its footprint in Doddridge County, WV
– By contrast, Jefferies sees downside to Crestwood’s projections for the Granite Wash and the Fayetteville
In the Granite Wash, which is otherwise a highly economic area, this is due to the poor geographic positioning of Crestwood’s acreage dedication
In the Fayetteville this is due to low realized gas prices and the recent pullback of BHP Billiton, Crestwood’s sole producer customer in the area
– Lastly, Jefferies believes that Crestwood’s projections for the Barnett and Haynesville are likely directionally accurate, despite the fact that the near term prospects for those operating areas are weak due to current low gas prices
In the aggregate, Jefferies believes that the upside associated with Crestwood’s Marcellus position likely justifies merger consideration representing a modest premium to Crestwood’s market price; however, a significant premium would likely not be warranted due to near term challenges (but perhaps long term upside) in the dry gas Barnett, Fayetteville and Haynesville and the poor location of Crestwood’s Granite
Wash position
2

Barnett		
Marcellus		
Fayetteville		
Granite Wash		
Haynesville		

Jefferies

(1) NYMEX Strip as of 4/26/2013.
3
Well
Connects
Shale Play
Jefferies Type Curve
Parameters
Well
Connects
CAGR
Gathered
Volumes
(Bcf)
Jefferies’
Perspective
Jefferies
Jefferies
Near-Term
Play
Outlook
EUR (Bcfe): 2.4 – 3.2
IP (MMcf/d): 1.2
–
3.7
IRR
(1) : 4%
-
13%
EUR (Bcfe): 8.7 – 11.7
IP (MMcf/d): 6.7
IRR
(1) : 54% - 157%
EUR (Bcfe ): 2.3
– 3.3
IP (MMcf
/d): 1.7 – 3.0
IRR (1) : 10% - 20%
EUR (Bcfe): 2.0
IP (MMcf /d): 1.8
IRR (1) : (3%)
EUR (Bcfe): 8.1
: 12%
IP (MMcf/d): 8.6
IRR (1)
382 3% 1,185
238 27% 298
72 11% 100
20 NM 74
All producing wells in Crestwood’s
operating area were drilled by
Quicksilver
Quicksilver has announced plans to
curtail Barnett drilling; expects a 9%
decrease in Barnett Dry production in
2013
Crestwood projections are possibly
conservative
BHP has publicly stated its desire to
curtail development in the Fayetteville in
favor of other Plays
Crestwood’s footprint is in a thin and
shallow area of the Play; results in
poor single well economics
Production results to date in Roberts
County have not been impressive
The Haynesville is uneconomic at
current gas prices, and operators show
no signs of accelerating development
Model Accuracy
Harrison and Doddridge areas represent
the heart of the Play
Crestwood projections imply a
significant ramp-up in development
Comments
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Jefferies’ Perspectives on Crestwood’s Current Operating Areas
480 10% 874
2013-2017E Crestwood Projections

Well Connects

Well Connects

Revenue ($MM)

Revenue ($MM)

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Crestwood Model Review
Well Connects – Rich Well Connects – Dry
Revenue – Rich
Revenue – Dry
4
135
186
153
156 156
15 15 16 16
10
60
68 68 68 68
2017
2016 2015 2014 2013
200
180
160
140
120
100
80
60
40
20
-
200
180
160
140
120
100
80
60
40
20
-
2017
2016 2015 2014 2013
2017 2016 2015 2014 2013 2017 2016 2015 2014 2013
$300
$250
$200
$150
$100
$50
$-
$300
$250
$200
$150
$100
$50
$-
31
-
23
8
81
5
35
41
100
5
60
35
97
5
60
32
97
5
60
32
$167
$0
$6
$90
$204
$0
$10
$94
$243
$0
$14
$101
$108
$17
$0
$266
$286
$0
$18
$115
$85
$5
$31
$49
$95
$6
$37
$53
$59
$50
$8
$117
$137
$8
$66
$62
$66
$78
$9
$153
Barnett Rich Granite Wash Avalon Marcellus
Barnett Rich Granite Wash Avalon Shale Marcellus
Barnett Dry Fayetteville Haynesville
Barnett Dry Fayetteville Shale Haynesville
65
102
69 73
73
$70
$100
$128
$140
$152

Jefferies LLC / Strictly Privileged and Confidential / April 2013 North American Shale Play Dynamics 5

10-Year WTI / Henry Hub Price Ratio
Commodity Price Disparity Driving Drilling Dynamics
Unconventional Development Timeline
Haynesville
Marcellus (Dry)
Montney
Fayetteville
Woodford
Horn River
Natural
Gas
Plays
Oil /
Liquids
Plays
Barnett
Eagle Ford
Niobrara
Utica
Mississippian
Bakken Marcellus
(Wet)
Key Points
Disparity in commodity prices
has driven operators to focus
on liquids-oriented Plays
– Rig count in dry gas Plays
is down over 75% from all-
time highs (1)
Outside of LNG export area
opportunities in Canada, new
natural gas exploration has
nearly stopped
The continued disconnect
between oil and gas prices
will ultimately stimulate
demand for natural gas
Since March 2012, natural
gas spot prices have
rebounded from $1.87 /
MMBtu to $4.28 / MMBtu, an
increase of 129%
Current Spot Prices
Oil: $94.50 / Bbl
Gas: $4.28 / MMBtu
Spot Prices at Peak
Oil: $105.23 / Bbl
Gas: $1.87 / MMBtu
Long Term Historical Ratio:
10.0x
Source: Bloomberg.
(1) Baker Hughes.
6
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
60.0x
45.0x
30.0x
15.0x
0.0x
Apr-03 Apr-04
Apr-05 Apr-06 Apr-07 Apr-08 Apr-09 Apr-10 Apr-11 Apr-12 Apr-13

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Rig Count Impact from Current Commodity Price Dynamics
Natural Gas
Oil / Liquids
1 Year Prior
Current
Prolonged decoupling of oil and natural gas has led to higher levels of interest in liquids-rich opportunities and steep declines in gas-weighted Plays
Source: Smith Rig Count.
Indicates Crestwood Operating Area
7
Barnett Haynesville Fayetteville Marcellus Eagle Ford Granite Wash Bakken Utica
44
29
65
34
25
18
118
92
251
236
167
121
220
207
10
19

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Historical Rig Count Analysis
Key Points
Capital continues to be reallocated to
liquids-rich Plays, but overall exploration
activity has slowed recently
Total U.S. rig count stood at 1,754 as of
April 26, 2013, down from 1,945 a year
earlier
The decrease in rig count over the last
year was heavily influenced by the
continued reallocation of rigs away from
gassy Plays
– Oil: +53
– Gas: (247)
– Misc: +3
Source: Smith Rig Count, Baker Hughes.
Crestwood Core Operational Areas
8
250
200
150
100
50
0
2006
2007 2008 2009 2010
2011 2012 2013
Marcellus Haynesville Granite Wash Fayetteville
Barnett
Historical Rig Count

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Economics Analysis
Crestwood Core Operational Areas
9
Source: Jefferies internal estimates.
Economics Operations and Land
EUR
(Bcfe)
Well Cost
($MM)
NRI
(%)
F&D Cost
(1)
($/Mcfe)
Net LOE ($/Mcfe)
Full-Cycle Cost
(2)
($ /Mcfe)
IRR / ROI @
Strip
(3)
Selected
Operators
Location / County
Crestwood Core Areas
Barnett - Alliance 2.7 $3.5 75% $1.72 $1.04 $2.76
4%
0.4x
Quicksilver Denton, Tarrant
Barnett - Lake Arlington 3.2 $3.5 75% $1.46 $0.99 $2.44
6%
0.8x
Quicksilver Tarrant
Barnett - Cowtown 2.4 $3.5 75% $1.94 $0.84 $2.78
13%
1.4x
Quicksilver
Hood, Johnson,
Somervell
Marcellus - Harrison East 8.7 $7.0 85% $0.94 $0.58 $1.52
54%
5.2x
Antero Harrison
Marcellus - Harrison West 10.3 $7.0 85% $0.80 $0.50 $1.30
103%
7.0x
Antero Harrison
Marcellus - Doddridge 11.7 $7.0 85% $0.70 $0.43 $1.14
157%
8.6x
Antero Doddridge
Fayetteville - Wilson Creek 2.8 $3.0 83% $1.28 $0.69 $1.97
15%
1.8x
Southwestern,
XTO
Van Buren
Fayetteville - Prairie Creek 3.3 $3.0 83% $1.08 $0.64 $1.72
20%
2.4x
BHP,
Southwestern,
XTO
Conway
Fayetteville - Twin Groves 3.2 $3.0 83% $1.13 $0.65 $1.77
20%
2.2x
BHP,
Southwestern
Faulkner
Fayetteville - Woolly Hollow 2.3 $3.0 83% $1.59 $0.79 $2.37
10%
1.2x
BHP,
Southwestern,
XTO
Faulkner
Fayetteville - Rose Bud 2.3 $3.0 83% $1.58 $0.79 $2.37
11%
1.2x
BHP, XTO White
Granite Wash - Roberts 2.0 $9.0 78% $5.69 $1.66 $7.34
-3%
-0.2x
Chesapeake,
Mewbourne, Unit
Roberts
Haynesville 8.1 $9.5 75% $1.56 $0.54 $2.10
12%
1.4x
Chesapeake,
Encana,
Petrohawk, Shell
Sabine
Play
(1) F&D cost excludes acreage costs.
(2) "Full-Cycle Cost" defined as F&D cost plus lease operating expenses.
(3) NYMEX Strip as of 4/26/2013.

Marcellus - Doddridge
Utica (Wet)
Marcellus - Harrison West
Eagle Ford (Wet)
Granite Wash
Bakken (Core)
Marcellus - Harrison East
Utica (Oil)
Mississippian (Core)
Niobrara (DJ Basin)
Bakken (Non-core)
Eagle Ford (Oil)
Cleveland
Mississippian (Non-core)
Tonkawa
Utica (Dry)
Fayetteville - Prairie Creek
Fayetteville - Twin Groves
Niobrara (PRB)
Fayetteville - Wilson Creek
Barnett - Cowtown
Haynesville
Fayetteville - Rose Bud
Fayetteville - Woolly Hollow
Eagle Ford (Dry)
Barnett - Lake Arlington
Woodford
Barnett - Alliance
Granite Wash - Roberts

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Single Well Return Analysis
Source: Public data and Jefferies internal estimates.
Note: Assumes NYMEX strip pricing as of April 26, 2013.
Key Points
The decline in natural gas
prices over the last few
years has made
differentiation among the
Plays more important
Crestwood’s core area in
the Marcellus has some of
the best single well
economics of all the on-
shore resource Plays in the
U.S.
Crestwood’s other assets in
the Barnett, Fayetteville,
Granite Wash and
Haynesville are less
economic, but present
significant upside to
operators that are able to
delay development until
commodity prices recover
Other U.S. Resource Plays
Crestwood Core Areas
10
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
157%
151%
103%
72% 72%
58%
54%
52%
51%
49%
35%
30%
28%
27% 27% 27%
20%
20%
18%
15%
13%
12%
11%
10%
10%
6%
4%
4%
NM

Overview of Selected Shale Plays 11 Jefferies LLC / Strictly Privileged and Confidential / April 2013

Bakken (Oil)
Antrim/Collingwood/Utica
Utica Shale
(Oil/High Liquids)
Green River
Mowry
Niobrara (Gas)
Utica Shale (Gas)
New Albany
Marcellus
(High Liquids)
Niobrara (Oil)
Marcellus (Gas)
Niobrara (Gas)
Mancos
Devonian/
Ohio
Woodford
Huron
Cane Creek
Fayetteville
Cane
Chattanooga
Monterey (Oil)
McClure
Barnett
Haynesville
Tuscaloosa
Barnett/
Woodford
Pearsall
Eagle Ford (Oil/High Liquids)
Eagle Ford (Gas)

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Expanding Resource Development in North America
U.S. Shale Plays
Crestwood
Operating Areas
12
Approximate current
extent of shale play gas
Approximate current
extent of shale play
oil/high liquids

Barnett Shale 13 Jefferies LLC / Strictly Privileged and Confidential / April 2013

MCF/M
Active Well Count
1982
1985
1988
1991
1994
1997
2000
2003
2006
2009
2012

Jefferies

Barnett Shale Overview and Production
Barnett Shale Historical Production and Well Count
Source: Public data.
14
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
1
10
100
1,000
10,000
100,000
1,000,000
10,000,000
100,000,000
1,000,000,000
0
3,000
6,000
9,000
12,000
15,000
18,000
21,000
24,000
27,000
Liquids-Rich Area
Areal Extent of Play
Gas Wells
Production Date
The Barnett Shale is a Mississippian Age
organic-rich, marine shelf shale located in the
Fort Worth Basin in Central / North Texas
– Found at depths ranging from 5,400' to
9,600'
– Gross thickness ranges from 250' to almost
500'
Recent activity has focused on the liquids-rich
portion of the Play, or the Barnett “Combo”
There are approximately 15,700 wells
producing from the Barnett Shale as of
December 1, 2012
Key Points

devon

EOG Resources

QUICKSILVER RESOURCES

PIONEER NATURAL RESOURCES

Jefferies

Barnett Shale Activity Update
Company Recent Activity
Liquids-rich drilling inventory of ~2,500 locations
Plans to drill ~150 wells and invest ~$500 million in Barnett in 2013
Q4’2012 net production of 1.4 Bcfe/d
– Liquids production: 48 MBoe/d (21%)
Reduced operated rig count to 6 in 1H’ 2013
– Will limit 2013 drilling to only the most economic liquids-rich areas
Increased position in core area to 206,000 net acres in Montague County
Plans to drill 130 net wells in 2013 vs. 190 in 2012 and operate 3 rigs
Has written-off “essentially all” of its dry gas PUDs in the Barnett
Achieving cost efficiencies through self-sourcing of frac materials
Reporting 30% direct after-tax rate of return despite current ethane prices
Barnett “Combo” wells are liquids rich, with 89% of revenues from oil and NGLs and only 13% from processed gas
Approximately ~60% of acreage is developed; >10 years project inventory remaining
– ~7,500 net acres expiring in 2013
On March 28   , announced sale of 25% interest in Barnett Shale assets to Tokyo Gas for $485 million
Area Update
– Alliance: 12,000 net acres with EUR of 5 - 8 Bcf
– Lake Arlington: 6,000 net acres with EUR of 4 - 7 Bcf
– Southern: 92,000 net acres with EUR of 1.5 - 2.5 Bcf
Expecting to drill and complete <10 wells in 2013
– Average 2013 production expected to be ~9% lower than in Q4’ 2012
– Ability to quickly ramp-up activity as prices warrant
– Well costs are ~$3.0 million - $3.5 million
Expecting to allocate $185 million to Barnett Shale liquids-rich acreage development in 2013
~20% of 82,000 net acreage position currently HBP
Expects to increase rig count from 1 rig to 2 rigs in Q2’ 2013 to hold high-graded acreage
Expecting well cost for 5,000’ lateral of ~$3 million
Gross EUR of ~400 MBOE (16% oil, 42% NGLs and 42% gas)
Source: Company Investor Presentations, SEC Filings and other public information.
Denotes Current Crestwood
Customer
15
th
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013

devon			
ExxonMobil			
Chesapeake			
EOG Resources			
QUICKSILVER RESOURCES			
PIONEER NATURAL RESOURCES			
Atlas Energy, Inc.			
EnerVest			
Antero Resources			

Jefferies

Selected Barnett Shale Players
Operator
Net Acreage
Position
Operating
Rigs
Active Counties
440,000 - Liquids-Rich
220,000 - Dry Gas
6 Denton, Hill, Hood, Johnson, Parker, Tarrant and Wise
230,000 2 Denton and Tarrant
225,000 2 Dallas, Denton, Ellis, Hood, Johnson, Parker and Tarrant
206,000 3 Archer, Clay, Erath, Hill, Hood, Johnson, Jack, Montague, Palo Pinto, Wise and Young
92,000 - Liquids-Rich
35,000 - Dry Gas
1 Bosque, Erath, Hill, Hood, Johnson, Somervell and Tarrant
82,000 2 Hood, Johnson, Tarrant and Wise
28,000 1 N/A
N/A 3 N/A
N/A N/A N/A
Total 1,558,000 20
Denotes Current Crestwood
Customer
16
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Source: Company Investor Presentations, SEC Filings, Unconventional Drilling Report and other public information.

Wise
Denton
Parker
Tarrant
Dallas
Hood
Johnson
Ellis
Erath
Somervell
Hill
Bosque

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Barnett Shale Geographic Footprint
Key Points
Using public data and internal estimates,
Jefferies created three type curves for
Crestwood’s Barnett Shale midstream
footprint
– Producing wells analyzed: 391
Alliance:
– EUR: 2.7 Bcfe
– IP-Rate: 3.7 MMcf/d
– IRR (1) : 4%
Lake Arlington:
– EUR: 3.2 Bcfe
– IP-Rate: 3.4 MMcf/d
– IRR (1) : 6%
Cowtown:
– EUR: 2.4 Bcfe
– IP-Rate: 1.2 MMcf/d
– IRR (1) : 13%
Source: Public data.
(1) NYMEX Strip as of 4/26/2013.
Alliance
Lake Arlington
Cowtown
17
CLMP Gathering
CLMP Compression Facility
CLMP Processing Facility

18 Jefferies LLC / Strictly Privileged and Confidential / April 2013 Marcellus Shale

MCF/M
Active Well Count
2004
2005
2006
2007
2008
2009
2010
2011
2012

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Marcellus Shale Overview and Production
Key Points
The Marcellus Shale is Devonian-aged black,
low density organic-rich shale
Recent activity has focused on the liquids-rich
portion of the Play in Southwest Pennsylvania
and the panhandle region of West Virginia
–
Most established and proven Play;
significant number of producing wells from
various operators
–
Best porosity and permeability in the Play
–
High-yields and strong economics
–
Significant infrastructure either in-place or
under construction
There are approximately 4,200 wells
producing from the Marcellus Shale as of
December 1, 2012
Marcellus Shale Historical Production and Well Count
Liquids-Rich Area
Areal Extent of Play
Source: Public data.
19
Production Date
Wells Gas
100,000,000
10,000,000
1,000,000
100,000
10,000
1,000
100
10
1
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0

Chesapeake ENERGY

noble energy

CONSOL ENERGY

EQT
Where energy meets innovation.

ANTERO RESOURCES

Anadarko Petroleum Corporation

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Company Recent Activity
Currently operating 5 rigs in the northern dry gas window and 3 rigs in southern wet gas portion
4Q’ 2012 daily net production in northern dry gas portion was 645 MMcfe/d (up 135% Y-o-Y and 19% sequentially)
Southern wet gas portion of Play averaged ~155 MMcfe/d (~285,000 net acres in this portion of the Play)
– Expected to remain flat until ATEX pipeline comes online in late-2013
T
Increasing activity by over 42% vs. 2012 with 126 wells to be drilled in 2013
– 90 wet gas wells and 36 dry gas wells
Currently running 8 rigs (expected to increase)
– Over 70% of 2013 drilling activity expected to be in the wet gas area
Expected 2013 production to be 80% higher than 2012, averaging 165 MMcfe/d
2013 targeted drilling of 153 wells (136 to be drilled in SW Marcellus wet gas region)
Core wet gas type curve of 9.0 Bcf
4,361 drilling locations identified (36% “wet”)
~
13 rigs currently running in West Virginia
– Two wells completed in southwest Pennsylvania
308,000 net acres in the Marcellus broken into two areas NW West Virginia and SW Pennsylvania (80% of the acreage has rich gas processing potential)
404 MMcfe/d of current net production (3,100 Bbl/d of NGLs and oil) with 4.8 Tcfe of proved reserves / 21.2 Tcfe of 3P reserves
Has completed 150 horizontal wells with 142 currently online
Expect to drill 135 wells in 2013 (vs. 83 in 2012) and spend 74% of $1.65 B 2013 CapEx budget in the Marcellus
5,000+ drilling locations on ~260,000 net acres
Expected 2013 production of ~80 MBoe/d (vs. 2012 production of 54 MBoe/d)
Plans to drill over 70 wells in 2013 (78 operated wells were spud in 2012)
>$1MM per well cost reduction vs. 2012
Has increased its gas-gathering capacity from 500 MMcf/d in 2011 to over 1,500 MMcf/d in 2012
Marcellus Shale Activity Update
Source: Company Investor Presentations, SEC Filings and other public information.
Denotes Current Crestwood
Customer
20
Three wells in West Virginia panhandle recently came online with IP rates from 950 Boe/d to 1,195 Boe/d
~35% of the acreage is “wet” and EQT has 1,115 MMcf/d of gathering capacity (anticipated expansion of 400 MMcf/d in 2013)

Top Southwest Marcellus Operators
Source: Company Investor Presentations, SEC Filings, Unconventional Drilling Report and other public information.
Denotes Current Crestwood
Customer
21
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Operator
Net Acreage
Position
Total
Marcellus
Operating
Rigs
SW Marcellus
Operating
Rigs
Active Areas
1,800,000 8 3 NE / SE Pennsylvania and Northern West Virginia
835,000 4 4 Liquids-rich SW Pennsylvania
775,000 3 0 NW and Central Pennsylvania
714,000 8 8 SW Pennsylvania
675,000 NA NA Tioga County and NW Pennsylvania
661,000 8 8 SW Pennsylvania and NE West Virginia
625,000 2 2 Doddridge, Greene, Tioga and Wetzel Counties (Northern West Virginia)
530,000 6 6 SW PA and NE / NW West Virginia
490,000 NA NA Southern West Virginia and additional acreage in Central / SW Pennsylvania
308,000 13 13 SW Pennsylvania and NE West Virginia
125,250 1 0 NE West Virginia (Harrison, Taylor and Barbour)
N/A N/A N/A N/A
Total
7,538,250 53 44

MI
NY
PA
OH
IL
WV
KY
VA
Wetzel
Marion
Pleasants
Taylor
Harrison
Doddridge
Ritchie
Barbour
Lewis
Upshur

Jefferies

Marcellus Shale Geographic Footprint
Key Points
Using public data and internal estimates,
Jefferies created three type curves for
Crestwood’s Marcellus Shale midstream
footprint
– Producing wells analyzed: 51
Harrison East:
– EUR: 8.7 Bcfe
– IP-Rate: 6.7 MMcf/d
– IRR (1) : 54%
Harrison West:
– EUR: 10.3 Bcfe
– IP-Rate: 6.7 MMcf/d
– IRR (1) : 103%
Doddridge:
– EUR: 11.7 Bcfe
– IP-Rate: 6.7 MMcf/d
– IRR (1) : 157%
Harrison East
Harrison West
Doddridge
Source: Public data.
(1) NYMEX Strip as of 4/26/2013.
22
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Existing Pipelines
2013 Pipelines
CMM compressor stations
3rd Party compressor stations
MWE Sherwood Processing Plant

Fayetteville Shale 23 Jefferies LLC / Strictly Privileged and Confidential / April 2013

MCF/M
Active Well Count
2004
2005
2006
2007
2008
2009
2010
2011
2012

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Key Points
The Fayetteville shale is a Mississippian Age
organic-rich shale with an areal extent of
approximately 1.7 million acres in Arkansas
There are approximately 4,200 wells
producing from the Fayetteville Shale as of
December 1, 2012
Fayetteville Shale Overview and Production
Source: Public data.
Liquids-Rich Area
Areal Extent of Play
24
100,000,000
10,000,000
1,000,000
100,000
10,000
1,000
100
10
1
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Production Date
Gas Wells
Fayetteville Shale Production And Well Count

swn Southwestern Energy

ExxonMobil XTO ENERGY

bhpbilliton

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Fayetteville Shale Activity Update
Company Recent Activity
Plans to drill 385 - 390 wells and invest $900 million in the Fayetteville shale in 2013 (represents 42% of total company
CapEx)
Current gross production of ~2.1 Bcfe/d as of December 2012
Proved reserves decreased to 3.0 Tcf in 2012 from 5.1 Tcf in 2011 due mainly to downward commodity price revisions
Brought 493 wells on production in 2012
Completed lateral length has increased 82% over the last four years while well costs have decreased 14%
Gathers ~2.3 Bcf per day through its 1,852 miles of gathering lines and transports 2.0 Bcf per day
Pad drilling, optimized well spacing and improved drilling processes are increasing efficiencies as development continues on its Fayetteville leasehold
In 2012, completed a pilot to assess the potential to reduce completion cost and increase well productivity and recovery utilizing its Just-In-Time Perforating (JITP) fracture stimulation process
Took a $2.8 billion impairment charge on its Fayetteville assets in 2012
Rig release timing has continued to improve from ~40 days as of August 2012 to ~12 days as of June 2012
Total reserves of ~1.7 BBoe
Number of operated rigs has decreased from ~9 in January 2012 to ~2 as of April 2013 due to low gas prices
Realizing significant operational improvements which will reduce costs and enhance value
Near-term activity focused on opportunity preservation and operational momentum; operates producing gas wells with associated pipeline and compression infrastructure
Source: Company Investor Presentations, SEC Filings and other public information.
Denotes Current Crestwood
Customer
25

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Operator
Net Acreage
Position
Operating
Rigs
Active Counties
913,502 10 Celburne, Conway, Faulkner, Independence, Pope, Van Buren and White
505,000 3 Cleburne, Faulkner, Independence, Johnson, Pope and White
487,000 2 Conway, Faulkner, Jackson, Van Buren and White
135,000 NA Faulkner, Jackson, Van Buren and White
Total 2,040,502 15
Selected Fayetteville Shale Players
Source: Company Investor Presentations, SEC Filings, Unconventional Drilling Report and other public information.
Denotes Current Crestwood
Customer
26

Searcy
Stone
NM
OK
AR
TX
LA
Van Buren
Pope
Conway
Faulkner
White
Perry

Jefferies

Fayetteville Shale Geographic Footprint
Key Points
Using public data and internal estimates,
Jefferies created five type curves for
Crestwood’s Fayetteville Shale
midstream footprint
– Producing wells analyzed: 347
Wilson Creek:
– EUR: 2.8 Bcfe
– IP-Rate: 2.4 MMcf/d
– IRR (1) : 15%
Prairie Creek:
– EUR: 3.3 Bcfe
– IP-Rate: 2.6 MMcf/d
– IRR (1) : 20%
Twin Groves:
– EUR: 3.2 Bcfe
– IP-Rate: 3.0 MMcf/d
– IRR (1) : 20%
Woolly Hollow:
– EUR: 2.3 Bcfe
– IP-Rate: 1.7 MMcf/d
– IRR (1) : 10%
Rose Bud:
– EUR: 2.3 Bcfe
– IP-Rate: 2.3 MMcf/d
– IRR (1) : 11%
Wilson Creek
Prairie Creek
Twin Groves
Woolly Hollow
Rose Bud
Source: Public data.
(1) NYMEX Strip as of 4/26/2013.
27
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
CLMP Gathering
CLMP Compression and
Treating Facility

Granite Wash 28 Jefferies LLC / Strictly Privileged and Confidential / April 2013

MCFM/BOM
Active Well Count
1933
1938
1943
1948
1953
1958
1963
1968
1973
1978
1983
1988
1993
1998
2003
2008
2013

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Key Points
The Granite Wash is a stacked Play in western
Oklahoma and the Northeast Texas
Panhandle
– Comprised of a series of stacked sandstone
pay zones that can be up to 3,500 feet thick
– Has been continuously active since 1908
with more than 208,000 wells drilled to-date
Following the first application of horizontal
drilling technology in 2002, the number of
horizontal wells drilled increased at a CAGR of
175%+ from 2002 – 2010
There are approximately ~4,500 wells
producing from the Granite Wash
Granite Wash Overview and Production
Source: Public data.
Liquids-Rich Area
Areal Extent of Play
29
100,000,000
10,000,000
1,000,000
100,000
10,000
1,000
100
10
1
16000
14000
12000
10000
8000
6000
4000
2000
0
Oil Gas Wells
Granite Wash Production And Well Count

Apache

Forest Oil

Samson Resources

devon

LAREDO PETROLEUM

LINN Energy

Jefferies

Company Recent Activity
2013 estimated Anadarko Basin CapEx of $1.4 billion vs. 2012 of $1.1 billion
Currently running 13 rigs, drilled 79 wells in 2012 and 92 horizontal wells over the last 3 years
December 2012 production of 51.3 Mboe/d
Estimated EURs of 793 with D&C costs of $8.9 million (48% liquids)
2,214 gross identified locations in the Texas Panhandle
Plans to drill 14-16 wells in 2013
Tonkawa EURs of 328 MBoe (~70% oil); D&C ~$7 million; 30-day IP of 900 Boe/d
Hogshooter EURs of 450 MBoe (~65% oil); D&C $8 million - $9 million; 30-day IP of 1,500 Boe/d
Upper Granite Wash EURs of 735 MBoe (>20% IRR) and Hogshooter / Cottage Grove EURs of 357 MBoe (>20% IRR)
90% of acreage HBP with a continuous drilling program
2013 plans to drill stacked laterals from multi-well pads in the Upper Granite Wash Pay of the Buffalo Wallow Field
– 3 – 4 wells per pad (reduce well cost ~10%); expand Play to other Granite Wash areas
47% average working interest with a low average royalty burden of 19%
Plans to drill ~50 wells in 2013 and invest ~$200 million in CapEx
Q4’ 2012 net production of 19 MBoe/d (51% liquids)
FYE2012 reserves of 51 MMBoe (41% liquids), with risked resource of 200 MMBoe
Trying to sell a portion of its Granite Wash assets; datarooms currently open
Drilled and completed >25 horizontal wells; ~100 potential identified locations
EURs of 735 Mboe (6%-8% oil); D&C costs $8.0 million - $9.5 million; IP rates of 1,690 Boepd
Majority of the Laredo Granite Wash program will have two horizontal wells or less per zone per section
35% of 2013 CapEx allocated to the Granite Wash (~$385 million)
Additional upside currently being tested in the Hogshooter area in western Oklahoma, which has a thicker payzone than other intervals
– Two prospective stacked pays (successfully drilled to the lower portion known as the Checkerboard)
– IP rate of 5,406 Boe/d
Granite Wash Activity Update
Source: Company Investor Presentations, SEC Filings, and Other Public Information.
30
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Denotes Current Crestwood
Customer

Chesapeake ☆			
Apache			
Samson			
sabine oil & gas ☆			
devon			
NEWFIELD			
LAREDO			
SM ENERGY			
LINN Energy			
QEP			
bp			
ExxonMobil XTO ENERGY			

☆

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Operator
Net Acreage
Position
Operating
Rigs
Active Counties
1,000,000 10 Beckham, Dewey, Ellis, Hemphilll, Lipscomb, Ochiltree, Roger Mills and Wheeler
349,000 13 Beckham, Custer, Hemphill, Roger Mills, Washita and Wheeler
100,000 1 Hemphill, Roberts, Roger Mills and Wheeler
70,000 2 Hemphill, Roberts and Wheeler
64,000 2 Ellis, Hemphill, Lipscomb, Ochiltree and Roberts
63,000 4 Hemphill and Wheeler
50,000 NA Beckham, Hemphill, Roger Mills and Wheeler
46,000 4 Hemphill, Ochiltree, Roberts and Wheeler
37,000 3 Hemphill and Roger Mills
34,000 1 N/A
33,000 5 Beckham, Hemphill, Roberts, Roger Mills and Wheeler
21,000 1 Wheeler
N/A N/A N/A
N/A N/A N/A
Total 1,867,000 56
Selected Granite Wash Players
Source: Company Investor Presentations, SEC Filings, Unconventional Drilling Report and other public information.
Denotes Current Crestwood
Customer
31

NM
OK
AR
TX
LA
Ochiltree
Hutchinson
Roberts

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Granite Wash Geographic Footprint
Key Points
Using public data and internal estimates,
Jefferies created one type curve for
Crestwood’s Granite Wash midstream
footprint
– Producing wells analyzed: 118
Roberts:
– EUR: 2.0 Bcfe
– IP-Rate: 1.8 MMcf/d
– IRR (1) : (3%)
Roberts Co.
Source: Public data.
(1) NYMEX Strip as of 4/26/2013.
32
CLMP Gathering
CLMP Processing Facility

Haynesville Shale 33 Jefferies LLC / Strictly Privileged and Confidential / April 2013

MCF/M
Active Well Count
2006
2007
2008
2009
2010
2011
2012

Jefferies

Haynesville Shale Production and Well Count
Haynesville Shale Overview and Production
Source: Public data.
Liquids-Rich Area
Areal Extent of Play
34
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Key Points
The Haynesville Shale is a Jurassic-age formation
located in Louisiana
– Depth of 10,000 feet with estimated thickness of
over 200 feet
Chesapeake announced its Haynesville discovery on
March 24, 2008
There are approximately 1,500 wells producing from
the Haynesville Shale as of December 1, 2012
1
10
100
1,000
10,000
100,000
1,000,000
10,000,000
100,000,000
1,000,000,000
0
300
600
900
1,200
1,500
1,800
2,100
2,400
2,700
Gas Wells
Production Date

PXP

bhpbilliton

encana

Anadarko Petroleum Corporation

EXCO

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Company Recent Activity
5.5 Tcfe total resource potential with over 11,000 future drilling locations
Q4’ 2012 sales volume was 162.8 MMcfe/d, a 19% decrease from 199.8 MMcfe/d in Q4’ 2011
–
Decrease due to natural production decline and reduced drilling activity
Expects to spend $20 million in 2013 (focusing on developing undeveloped leasehold) vs. spending $67 million in 2012
Crestwood customer via Chesapeake’s joint venture with PXP
Rigs have decreased from ~8 in January 2012 to 4 rigs currently
–
Positioned to ramp-up activity as U.S. natural gas prices recover (+20% forward rates of returns, even at current prices)
Largest acreage position in the core of field where single well recoveries exceed 8 Bcf
As of FYE2012 had 522 gross wells producing in the Play with ~3,400 net drilling locations
12.9 Bcfe EURs; D&C costs of $13 million; 1 – 8 wells per section
Continuing to drive down costs as completion design evolves; drilling deeper / longer laterals, and increasing their vertical integration;
continue to refine Resource Play Hub and are using the next generation rotary steerable equipment
Successfully drilled six long laterals (average lateral length 7,300 feet) with plans to drill 10,000 foot laterals
2013E sales volume of ~47 MBoe/d
Operated 7 rigs in 2012 and drilled 67 wells, converting 60 wells to production
Entered into a firm processing agreement with a 3 party for 120 MMcf/d of processing capacity at a cryogenic processing plant
450 MMBoe net resource (30+% liquids) with 450+ drilling locations
EURs increased to 1,200 MBoe per well with 33% longer laterals, 35% lower total well cost per foot and 90% higher EUR per foot
Expects to drill 26 wells in 2013 with capex of $179 million, down from 58 gross wells drilled in 2012
Current net production of 353 MMcfe/d
Delineated Shelby area (held majority of leases) deferred drilling until 2014
Continuous improvements in drilling and completions operations have reduced well costs in the core Holly area from $9.5 million in
Q4’ 2011 to less than $8.0 million as of Q4’ 2012
378 operated and 178 OBO horizontal shale wells flowing to sales in Holly and Shelby areas
Haynesville Shale Activity Update
Source: Company Investor Presentations, SEC Filings, and Other Public Information.
Denotes Current Crestwood
Customer
35
rd

Chesapeake PXP			
Shell			
bhpbilliton			
ExxonMobil XTO Energy			
encana			
Anadarko			
eog resources			
EXCO			
devon			
GOODRICH PETROLEUM CORPORATION			
COMSTOCK RESOURCES			
bp			
Chevron			

Jefferies

Selected Haynesville Shale Players
Operator
Net Acreage
Position
Operating
Rigs
Active Counties
495,000 2 Bossier, Caddo, De Soto, Panola, Red River andShelby
350,000 1 N/A
270,000 4 Bienville, Bossier, Caddo, De Soto, Panola, Red River, Shelby and Webster
240,000 4 N/A
184,000 3 De Soto and Red River
165,000 5 Bossier, Caddo, Greg, Harrison, Panola, Red River, Rusk and Webster
160,000 N/A Carthage, De Soto and Nacogdoches
123,000 1 Gregg, Harrison, Red River, Rusk, Sabine and Shelby
119,000 3 Caddo, De Soto, Harrison and Panola
110,000 N/A Harrison, Nacogdoches, Panola, Rusk, Sabine and Shelby
83,000 N/A Caddo, De Soto, Panola and Rusk
80,046 1 Bossier, De Soto, Harrison, Panola, Sabine and Shelby
N/A 2 N/A
N/A 1 N/A
Total 2,379,046 27
Source: Company Investor Presentations, SEC Filings, Unconventional Drilling Report and other public information.
36
Denotes Current Crestwood
Customer
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013

NM
OK
AR
TX
LA
Red River
De Soto
Natchitoches
Shelby
Sabine
San Augustine
Sabine
Vernon

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Haynesville Shale Geographic Footprint
Key Points
Using public data and internal estimates,
Jefferies created 1 type curve for
Crestwood’s Haynesville Shale
midstream footprint
–
Producing wells analyzed: 63
Sabine Parish:
–
EUR: 8.1 Bcfe
–
IP-Rate: 8.6 MMcf/d
–
IRR (1) : 12%
Sabine Parish
Source: Public data.
(1) NYMEX Strip as of 4/26/2013.
37
CLMP Gathering
CLMP Treating Facility

Jefferies LLC / Strictly Privileged and Confidential / April 2013 Appendix 38

Jefferies’ Type Curves 39 Jefferies LLC / Strictly Privileged and Confidential / April 2013

PIPELINE + ALLIANCE

Gas / Liquids Rate - Mcf/d or Bbl/d

Jefferies

Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
218 wells in the immediate area
surrounding Crestwood’s system
Barnett Shale – Alliance Area
Type Well Recovery Statistics
Wellhead Gas (Bcf) 2.8
Sales Gas (Bcf) 2.7
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.0
Equivalent EURs:
MMBoe 0.5
Bcfe 2.7
40
Barnett - Alliance
EUR (Wellhead Gas) 2.8 Bcf
First Day IP 3.7 MMcf/d
B-Factor 1
Initial Decline 68.0%
Final Decline 6.0%
Well Life
50 Years
NGL Ratio N/A
10000
1000
100
10
1
0 5 10 15
20
25 30 35 40
Time - Years
Wellhead Gas
Sales Gas - 97%
Condensate
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013

Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
53 wells in the immediate area
surrounding Crestwood’s system
Barnett Shale – Lake Arlington
Type Well Recovery Statistics
Wellhead Gas (Bcf) 3.3
Sales Gas (Bcf) 3.2
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.0
Equivalent EURs:
MMBoe 0.5
Bcfe 3.2
41
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Barnett - Lake Arlington
EUR (Wellhead Gas) 3.3 Bcf
First Day IP 3.4 MMcf/d
B-Factor 1.3
Initial Decline 66.8%
Final Decline 6.0%
Well Life
50 Years
NGL Ratio N/A
10000
1000
100
10
1
0 5 10 15
20
25 30 35 40
Time - Years
Wellhead Gas
Sales Gas - 97%
Condensate

Grand Total

Gas / Liquids Rate - Mcf/d or Bbl/d

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
120 wells in the immediate area
surrounding Crestwood’s system
Barnett Shale – Cowtown
42
Type Well Recovery Statistics
Wellhead Gas (Bcf) 1.6
Sales Gas (Bcf) 1.1
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.2
Equivalent EURs:
MMBoe 0.4
Bcfe 2.4
10000
1000
100
10
1
0
5 10
15 20
25 30
35
40
Wellhead Gas
Sales Gas - 72%
Condensate
NGLs - 130 Bbls/MMcf
EUR (Wellhead Gas) 1.6 Bcf
First Day IP 1.2 MMcf/d
B-Factor 1.8
Initial Decline 64.9%
Final Decline 6.0%
Well Life 50 Years
NGL Ratio 130 B/MM
Time - Years
Barnett - Cowtown

OPERATOR = ANTERO RESOURCES APPALACHIAN CORPORATION

Gas / Liquids Rate - Mcf/d or Bbl/d

Jefferies

Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
51 wells in the immediate area
surrounding Crestwood’s system
Marcellus Shale – Harrison East
43
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Marcellus - Harrison East
EUR (Wellhead Gas) 9.0 Bcf
First Day IP 6.7 MMcf/d
B-Factor 1.6
Initial Decline 63.3%
Final Decline 6.0%
Well Life 50 Years
NGL Ratio N/A
10000
1000
100
10
1
0 5 10 15 20 25 30 35 40
Wellhead Gas
Sales Gas - 97%
Condensate
Time - Years
Type Well Recovery Statistics
Wellhead Gas (Bcf) 9.0
Sales Gas (Bcf) 8.7
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.0
Equivalent EURs:
MMBoe 1.5
Bcfe 8.7

OPERATOR = ANTERO RESOURCES APPALACHIAN CORPORATION

Gas / Liquids Rate - Mcf/d or Bbl/d

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
51 wells in the immediate area
surrounding Crestwood’s system
Marcellus Shale – Harrison West
Type Well Recovery Statistics
Wellhead Gas (Bcf) 9.0
Sales Gas (Bcf) 7.8
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.4
Equivalent EURs:
MMBoe 1.7
Bcfe 10.3
44
Marcellus - Harrison West
EUR (Wellhead Gas) 9.0 Bcf
First Day IP 6.7 MMcf/d
B-Factor 1.6
Initial Decline 63.3%
Final Decline 6.0%
Well Life 50 Years
NGL Ratio 45 B/MM
1
10
100
1000
10000
0 5 10 15 20 25 30 35 40
Time - Years
Wellhead Gas
Sales Gas - 87%
Condensate
NGLs  - 45 Bbls/MMcf

OPERATOR = ANTERO RESOURCES APPALACHIAN CORPORATION

Gas / Liquids Rate - Mcf/d or Bbl/d

Jefferies

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Source: Public data and Jefferies estimates.
Marcellus Shale – Doddridge
Type Well Recovery Statistics
Wellhead Gas (Bcf) 9.0
Sales Gas (Bcf) 7.4
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.7
Equivalent EURs:
MMBoe 2.0
Bcfe 11.7
45
Key Points
Type Curve is based on analysis of
51 wells in the immediate area
surrounding Crestwood’s system
Wellhead Gas
Sales Gas - 82%
Condensate
NGLs  - 80 Bbls/MMcf
1
10
100
1000
10000
0 5 10 15 20 25 30 35 40
Time - Years
Marcellus – Doddridge
EUR (Wellhead Gas) 9.0 Bcf
First Day IP 6.7 MMcf/d
B-Factor 1.6
Initial Decline 63.3%
Final Decline 6.0%
Well Life 50 Years
NGL Ratio 80 B/MM

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Source: Public data and Jefferies estimates.
Fayetteville Shale – Wilson Creek
Type Well Recovery Statistics
Wellhead Gas (Bcf) 2.9
Sales Gas (Bcf) 2.8
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.0
Equivalent EURs:
MMBoe 0.5
Bcfe 2.8
46
Key Points
Type Curve is based on analysis of
18 wells in the immediate area
surrounding Crestwood’s system
Condensate
Sales Gas - 97%
Wellhead Gas
Fayetteville - Wilson Creek
EUR (Wellhead Gas) 2.9 Bcf
First Day IP 2.4 MMcf/d
B-Factor 1.4
Initial Decline 61.0%
Final Decline 6.0%
Well Life 50 Years
NGL Ratio N/A
1
10
100
1000
10000
0 5 10 15 20 25 30 35 40
Time - Years

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
121 wells in the immediate area
surrounding Crestwood’s system
Fayetteville Shale – Prairie Creek
47
Type Well Recovery Statistics
Wellhead Gas (Bcf) 3.4
Sales Gas (Bcf) 3.3
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.0
Equivalent EURs:
MMBoe 0.6
Bcfe 3.3
10000
1000
100
10
1
0
5
10
15 20 25 30 35
40
Time - Years
Wellhead Gas
Sales Gas - 97%
Condensate
EUR (Wellhead Gas) 3.4 Bcf
First Day IP 2.6 MMcf/d
B-Factor 1.4
Initial Decline 59.0%
Final Decline 6.0%
Well Life 50 Years
NGL Ratio N/A
Fayetteville - Prairie Creek

COUNTY = FAULKNER (AR)

Gas / Liquids Rate - Mcf/d or Bbl/d

Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
75 wells in the immediate area
surrounding Crestwood’s system
Fayetteville Shale – Twin Groves
Type Well Recovery Statistics
Wellhead Gas (Bcf) 3.3
Sales Gas (Bcf) 3.2
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.0
Equivalent EURs:
MMBoe 0.5
Bcfe 3.2
48
10000
1000
100
10
1
0 5 10 15
20
25 30 35 40
Time - Years
Fayetteville - Twin Groves
EUR (Wellhead Gas) 3.3 Bcf
First Day IP 3.0 MMcf/d
B-Factor 1.4
Initial Decline 65.3%
Final Decline 6.0%
Well Life
50 Years
NGL Ratio N/A
Wellhead Gas
Sales Gas - 97%
Condensate
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013

Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
90 wells in the immediate area
surrounding Crestwood’s system
Fayetteville Shale – Woolly Hollow
Type Well Recovery Statistics
Wellhead Gas (Bcf) 2.4
Sales Gas (Bcf) 2.3
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.0
Equivalent EURs:
MMBoe 0.4
Bcfe 2.3
49
Fayetteville - Woolly Hollow
EUR (Wellhead Gas) 2.4 Bcf
First Day IP 1.7 MMcf/d
B-Factor 1.4
Initial Decline 58.2%
Final Decline 6.0%
Well Life
50 Years
NGL Ratio N/A
10000
1000
100
10
1
0 5 10 15
20
25 30 35 40
Time - Years
Wellhead Gas
Sales Gas - 97%
Condensate
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013

COUNTY = WHITE (AR)

Gas / Liquids Rate - Mcf/d or Bbl/d

Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
43 wells in the immediate area
surrounding Crestwood’s system
Fayetteville Shale – Rose Bud
Type Well Recovery Statistics
Wellhead Gas (Bcf) 2.4
Sales Gas (Bcf) 2.3
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.0
Equivalent EURs:
MMBoe 0.4
Bcfe 2.3
50
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
10000
1000
100
10
1
0 5 10 15
20
25 30 35 40
Time - Years
Wellhead Gas
Sales Gas - 97%
Condensate
Fayetteville - Rose Bud
EUR (Wellhead Gas) 2.4 Bcf
First Day IP 2.3 MMcf/d
B-Factor 1.2
Initial Decline 63.5%
Final Decline 6.0%
Well Life
50 Years
NGL Ratio N/A

Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
118 wells in the immediate area
surrounding Crestwood’s system
Granite Wash
51
Type Well Recovery Statistics
Wellhead Gas (Bcf) 1.4
Sales Gas (Bcf) 1.1
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.1
Equivalent EURs:
MMBoe 0.3
Bcfe 2.0
EUR (Wellhead Gas) 1.4 Bcf
First Day IP 1.8 MMcf/d
B-Factor 1
Initial Decline 67.6%
Final Decline 6.0%
Well Life 50 Years
NGL Ratio 85 B/MM
10000
1000
100
10
1
0
5
10
15
20
25
30
35 40
Wellhead Gas
Sales Gas - 81%
Condensate
NGLs - 85 Bbls/MMcf
Time - Years
Granite Wash

Grand Total

Gas / Liquids Rate - Mcf/d or Bbl/d

Jefferies

Source: Public data and Jefferies estimates.
Key Points
Type Curve is based on analysis of
63 wells in the immediate area
surrounding Crestwood’s system
Haynesville Shale
52
Haynesville Shale
EUR (Wellhead Gas) 8.4 Bcf
First Day IP 8.6 MMcf/d
B-Factor 1.312
Initial Decline 67.1%
Final Decline 6.0%
Well Life 50 Years
NGL Ratio N/A
10000
1000
100
10
1
0 5 10 15 20 25 30 35 40
Time - Years
Wellhead Gas
Sales Gas - 97%
Condensate
Jefferies LLC /  Strictly Privileged and Confidential  / April 2013
Type Well Recovery Statistics
Wellhead Gas (Bcf) 8.4
Sales Gas (Bcf) 8.1
Condensate Sales (MMBoe) 0.0
NGL Sales (MMBoe) 0.0
Equivalent EURs:
MMBoe 1.4
Bcfe 8.1